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                             [EXODUS LETTERHEAD]
                                                                   Exhibit 10.18

                                            ***Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                             Under 17 C.F.R. (S)(S)200.80(b)(4),
                                                              200.83 and 230.406



March 30, 1999

Mr. Bob Marggraf
EVP/COO
SkyCache
312 Laurel Avenue
Laurel, MD 20707

Dear Bob:

It was a pleasure meeting with you on Monday and discussing the Exodus Alliance Partner program. I have listed below the activities that we support in conjunction with our Alliance Partners to summarize our meeting. These activities include:

o Introduction to leading Internet companies co-located within Exodus facilities - a customer base built by virtue of Exodus' 3-year, leadership position in Web site hosting and Internet content delivery.

o Lead sharing between SkyCache and Exodus - for leads resulting in closed business for Exodus, you will receive a [***] for a period of twelve months.

o A [***] discount off the purchase of Exodus services will be offered for your company's internal use (not applicable when any negotiated discounts exceed [***] of Exodus list prices)

o  Inclusion in the Exodus Partner Pavilion section of the www.exodus.net Web
                                                           --------------
   site with information on your company's product and service offerings and links to your Web site.

o Joint marketing activities including sponsorship of regional technology events, networking with other Exodus partners, and participation in the Exodus National Sales Meetings.

o Training provided by the Exodus Channel Manager, including a Channel Partner Binder -including sales tools, technical information, and collateral etc.

o Access to Exodus technical support personnel and Systems Engineers to consult in lead and prospect qualification.

o Access to the Exodus sales teams in each region to present SkyCache products and services to our account executives, enabling them to identify and qualify potential SkyCache prospects.

I have attached a data sheet detailing the Alliance Partner program. If you have additional questions, please feel free to contact me at anytime.

Best regards,

/s/ Michael Kremin
Michael Kremin
SE Region Channel Manager
703 995-3034

mkremin@exodus.net
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*** Confidential Treatment Requested